UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 31, 2010

ZENITH NATIONAL INSURANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9627	95-2702776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21255 Califa Street, Woodland Hills, CA	91367-5021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 713-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 18, 2010, Zenith National Insurance Corp., a Delaware corporation (the “Company”), announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of February 17, 2010, among Fairfax Financial Holdings Limited, a Canadian corporation (“Parent”), Fairfax Investments II USA Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the Company.  The Merger Agreement provides for the merger of Merger Sub with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger”).

Five purported class action lawsuits have been filed by alleged stockholders of the Company challenging the Merger and naming as defendants the Company, its board of directors and Parent.  As of the date of this Current Report on Form 8-K, three such stockholder actions have been filed in the Superior Court of the State of California, Los Angeles County, and two such actions have been filed in the Delaware Court of Chancery.

The three California actions are Laurence D. Paskowitz, Individually and on Behalf of All Others Similarly Situated v. Zenith National Insurance Corp. et al, Case No. BC432177, Robert Spears, Individually and on Behalf of All Others Similarly Situated v. Stanley R. Zax et al, Case No. BC432186, and Harold Ginsberg and Doris Ginsberg, Individually and on Behalf of All Others Similarly Situated v. Zenith National Insurance Corp. et al, Case No. BC432733.  The two Delaware actions are Paul Ansfield, On Behalf of Himself and All Others Similarly Situated v. Zenith National Insurance Corp. et al, Case No. 5296-VCL and NECA-IBEW Pension Trust Fund on behalf of Itself and All Others Similarly Situated v. Zenith National Insurance Corp. et al, Case No. 5308-VCL.  The Delaware actions have been consolidated under the caption In re Zenith National Insurance Corp. Shareholders Litigation, Consolidated C.A. No. 5296-VCL, and the plaintiffs have filed a Consolidated Amended Complaint.  The California actions have been consolidated under the caption In re Zenith National Insurance Corp. Shareholder Litigation, Case No. BC 432177.

The complaints in these actions, each of which purport to be brought as class actions on behalf of all of the Company’s stockholders, excluding the defendants and their affiliates, allege that the consideration that stockholders will receive in connection with the Merger is inadequate and that the Company’s directors breached their fiduciary duties to stockholders in negotiating and approving the Merger Agreement and, in the case of the consolidated Delaware action, in disseminating incomplete and inaccurate information regarding the Merger.  The complaints further allege that either or both of the Company and Parent aided and abetted the alleged breaches by the Company’s directors.  The complaints seek various forms of relief, including injunctive relief that would, if granted, prevent the Merger from being consummated in accordance with the agreed-upon terms.  The plaintiffs in the consolidated Delaware action have moved for a preliminary injunction to prevent the stockholder vote on the Merger.  That motion is scheduled to be heard by the Delaware Court of Chancery on April 22, 2010.  The plaintiffs in the consolidated California action have stipulated that they will not seek injunctive relief in that case in connection with the Merger as long as the plaintiffs in the Delaware action proceed with their preliminary injunction motion.  The defendants believe that the complaints are without merit and intend to defend the actions vigorously.

Copies of the complaints relating to the California actions and the Consolidated Amended Complaint relating to the Delaware actions are attached as exhibits to this Current Report on Form 8-K.  The foregoing summary is qualified in its entirety by reference to such exhibits.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements if accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed.  Statements containing words such as expect, anticipate, believe, estimate, likely or similar words that are used herein or in other written or oral information conveyed by or on behalf of Zenith are intended to identify forward-looking statements.  Forward-looking statements are made based upon management’s current expectations and beliefs

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concerning future developments and their potential effects on the Company.  Such forward-looking statements are not guarantees of future events.  Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors: (i) the Company’s stockholders may not adopt the merger agreement; (ii) litigation with respect to the Merger could delay or prevent the closing of the Merger; (iii) the parties may be unable to obtain governmental and regulatory approvals required for the Merger, or required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger; (iv) the parties may be unable to complete the Merger because, among other reasons, conditions to the closing of the Merger may not be satisfied or waived; (v) possible disruptions from the Merger may make it more difficult to maintain business and operational relationships; (vi) developments beyond the parties’ control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments and technological developments; and (vii) the “risk factors” and other factors referred to in the Company’s reports filed with or furnished to the Securities and Exchange Commission (the “SEC”).  There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect future events.  Investors and stockholders are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of the Company.  Forward-looking statements speak only as of the date they are made.  The Company does not undertake any obligation to update or revise any forward-looking statement.

Additional Information and Where to Find it

In connection with the Merger, the Company filed a preliminary proxy statement with the SEC on March 4, 2010.  When completed, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to stockholders of record as of March 26, 2010.  INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.

Investors and stockholders may obtain free copies of the preliminary proxy statement, the definitive proxy statement and other documents filed by the Company, when available, at the SEC’s Web site at www.sec.gov or at the Company’s Web site at www.thezenith.com.  The preliminary proxy statement, the definitive proxy statement and such other documents may also be obtained, when available, for free from the Company by directing such request to Investor Relations, Zenith National Insurance Corp., 21255 Califa Street, Woodland Hills, California 91367, telephone: 818-713-1000.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction.  Information concerning the interests of those persons is set forth in the Company’s proxy statement relating to the 2009 annual stockholder meeting and annual report on Form 10-K for the year ended December 31, 2009, as supplemented and amended by Amendment No. 1 on Form 10-K/A for the year ended December 31, 2009, each filed with the SEC, and will also be set forth in the definitive proxy statement relating to the transaction when it becomes available.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Amended Class Action Complaint filed by Paul Ansfield and NECA-IBEW Pension Trust Fund in the Court of Chancery of the State of Delaware on March 17, 2010
99.2	Class Action Complaint filed by Harold Ginsberg and Doris Ginsberg in the Superior Court of the State of California for the County of Los Angeles on February 25, 2010
99.3	Class Action Complaint filed by Laurence D. Paskowitz in the Superior Court of the State of California for the County of Los Angeles on February 19, 2010
99.4	Class Action Complaint filed by Robert Spears in the Superior Court of the State of California for the County of Los Angeles on February 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.
(Registrant)

March 31, 2010	/s/ Michael E. Jansen
Michael E. Jansen
Executive Vice President General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Amended Class Action Complaint filed by Paul Ansfield and NECA-IBEW Pension Trust Fund in the Court of Chancery of the State of Delaware on March 17, 2010
99.2	Class Action Complaint filed by Harold Ginsberg and Doris Ginsberg in the Superior Court of the State of California for the County of Los Angeles on February 25, 2010
99.3	Class Action Complaint filed by Laurence D. Paskowitz in the Superior Court of the State of California for the County of Los Angeles on February 19, 2010
99.4	Class Action Complaint filed by Robert Spears in the Superior Court of the State of California for the County of Los Angeles on February 19, 2010